Income Taxes - Summary of Net Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Total deferred tax assets	$ 6,714,589,000	$ 5,796,823,000
Valuation allowance	(4,057,892,000)	(3,011,064,000)
Deferred tax asset, net of allowance	2,656,697,000	$ 2,785,759,000
BOWX ACQUISITION CORP [Member]
Deferred tax assets:
Start-up/Organization costs	48,114
Total deferred tax assets	48,114
Valuation allowance	(48,114)
Deferred tax asset, net of allowance	$ 0